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EXHIBIT 99.1

WRITTEN CERTIFICATION of
CHIEF EXECUTIVE OFFICER and CHIEF FINANCIAL OFFICER
PURSUANT to 18 U.S.C. SECTION 1350

        The undersigned, the Chief Executive Officer and the Chief Financial Officer of EFJ, Inc. (the "Company"), each hereby certifies that, to the best of each of their knowledge:

  a)
  the Company's Report on Form 10-Q for the quarterly period ending June 30, 2002 filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  b)
  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ MICHAEL E. JALBERT Michael E. Jalbert Chief Executive Officer August 09, 2002
/s/ MASSOUD SAFAVI Massoud Safavi Chief Financial Officer August 09, 2002

        The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

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EXHIBIT 99.1